Exhibit 10.8

TRADEMARK SECURITY AGREEMENT

Trademark Security Agreement, dated as of April 30, 2020, by SeaWorld Entertainment, Inc., a Delaware corporation, Sea World LLC, a Delaware limited liability company and SeaWorld Parks & Entertainment LLC, a Delaware limited liability company (each, a “Grantor” and collectively, the “Grantors”), in favor of Wilmington Trust, National Association, in its capacity as collateral agent pursuant to the Indenture (in such capacity, the “Collateral Agent”).

WITNESSETH:

WHEREAS, the Grantors are party to a Security Agreement dated as of April 30, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, each Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1.Defined Terms.  Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2.Grant of Security Interest in Trademark Collateral.  Each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Article 9 Collateral (excluding any Excluded Assets) of such Grantor:

Trademarks of the Grantor, including, without limitation, those listed on Schedule I attached hereto (hereinafter, the “Trademark Collateral”);

provided, however, that the foregoing grant of security interest does not and will not cover any Trademark applications filed in the USPTO on the basis of any Grantor’s “intent-to-use” such Trademark, unless and until acceptable evidence of use of such Trademark has been filed with and accepted by the USPTO pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a lien in such Trademark application prior to such filing would adversely affect the enforceability, validity, or other rights in such Trademark application.

SECTION 3.The Security Agreement.  The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement.  In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4.Termination.  Upon the termination of the Security Agreement in accordance with Section 6.12 thereof, the Collateral Agent shall, at the expense of the Grantors, execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the lien on and security interest in the Trademark Collateral under this Trademark Security Agreement and any other documents required to evidence the termination of the Collateral Agent’s interest in the Trademark Collateral.

SECTION 5.Counterparts.  This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

[Signature pages follow]

Exhibit 10.8

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

SEAWORLD ENTERTAINMENT, INC.

By:/s/ Harold J. Herman

Name: Harold J. Herman

Title: Assistant Secretary

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

SEAWORLD PARKS & ENTERTAINMENT LLC

By:/s/ Harold J. Herman

Name: Harold J. Herman

Title: Assistant Secretary

Signature Page to Trademark Security Agreement

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

SEA WORLD LLC

By:/s/ Harold J. Herman

Name: Harold J. Herman

Title: Assistant Secretary

Signature Page to Trademark Security Agreement

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:/s/ Jane Schweiger

Name: Jane Schweiger

Title: Vice President

Signature Page to Trademark Security Agreement